Exhibit 10.4

SCHEDULE OF GRANTS MADE UNDER THE FORM OF AMENDED &
RESTATED 2005-2007 PERFORMANCE SHARE AGREEMENT

Name	Title	No. of Shares	Plan Governing Grant
David Goronkin	Chief Executive Officer	44,630	1995 Stock Option and
			Compensation Plan
Diana Purcel	Vice President, Chief Financial
	Officer & Secretary	14,628	1995 Stock Option and
			Compensation Plan
Christopher O’Donnell	Senior Vice President –
	Operations	14,628	1995 Stock Option and
			Compensation Plan

Additional Employees		61,034	1997 Stock Option and
			Compensation Plan

Total		134,920